32 nd Annual Gabelli & Company Automotive Aftermarket Symposium November 3, 2008 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of
1934, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. For a further description of these factors, see Item 1A. Risk Factors included within our Form 10-Q for the period ended July 31, 2008 and our Form 10-K for the year ended October 31, 2007, which were filed on September 3, 2008 and May 29, 2008, respectively. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

Other Cautionary Legends
• The financial information herein contains both audited and preliminary/unaudited information and has been prepared by
management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

FY 2009 Goals
•
Original Goal was $15+ Billion Revenue -$1.6
Billion Manufacturing Segment Profit at
415,000 Industry
• Now-2009 Volumes are unknown
• Focus is on reducing impact of cyclicality
– Non-Traditional/Expansion Markets
– Grow Parts
• Improve cost structure while developing
synergistic niche businesses with richer
margins
• Improve conversion rate of operating
income into net income
• Controlling our Destiny
Leveraging
What We Have and What Others Have Built

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Economic uncertainty about 2009
and 2010:
• 2009 no longer the peak
• 2010 no longer the trough
Reality:
• Age of fleet increasing
• Fuel coming down
• Tonnage slightly better
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 20,000 22,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 52,000 55,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 163,000 168,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 235,000 245,000
FY 08
Historical Information
United States and Canadian Class 6-8 Truck Industry -  Retail Sales Volume
Current
Actual Guidance
2nd half of 2009 will determine total industry size
Former
industry
thinking
Current
industry
thinking
Note: Navistar intends to update 2009 Guidance on the 4Q 2008 conference call. Navistar’s fiscal year is 11/1 – 10/31.

AVERAGE AGE:
U.S. Class 8 Active Population
1990 - 2008 Forecast
90 92 94 96 98 00 02 04 06 08
4.8
5.0
5.2
5.4
5.6
5.8
6.0
6.2
6.4
6.6
6.8
Avg. Age in Years
Industry Environment Today

0
2,000
4,000
6,000
8,000
10,000
12,000
Lowest point in over 5 years
“Today I joined with Senate Republicans and leaders from the trucking industry to once again emphasize the need for the United States Senate to act on bringing down the price of gas at the pump,” Senator Inhofe said.
“From transporting goods across the country, to finding ways to pay for our nation’s infrastructure, high gas prices impact every aspect of our lives. Congress can improve both our energy security and our economy by increasing American-based energy production. I will continue to stand with my Republican colleagues to ensure the Senate stays focused on bringing down the price of gas at the pump.”

School Bus –
Goal 60%
MRAP
Mid-Range Engines
Great Products
U.S. and Canada Truck Market Share Position

Medium
– Goal 40%
Severe Service –
Goal 25%
Heavy –
Goal 20%
#1
#1
#4
#1
#1
#1
ProStar™/LoneStar
®
Market Share: 40%
Source:  ACT and internal reports
Mid-Range Engine
Manufacturer

Delivers on Its Promise
6.9
mpg
Fleet A
7.0
mpg
Fleet B
7.2
mpg
Fleet C
7.2
mpg
Fleet D
7.7
mpg
Fleet E
At 150,000 to
200,000 miles a
year, the
saves $8,750-
$11,670 a year in
fuel!
•
Average line
haul costs
$110,000
•
Commodities
have increased
$2,300 per truck
•
Diesel was at $5
a gallon
•
has
7% fuel savings

9

Right Products/Right Time 10 Combined Class 8 Retail Market Share Order Receipt Share

Leadership
First to Enter Line Production of Hybrid Vehicles
Red Bull Purchases New International
®
DuraStar™
Hybrid Delivery Trucks
Trucks save 30-40% fuel costs while reducing emissions
UPS, EPA, Eaton, Navistar Agree:  “Hydraulic
Hybrid Vehicles Ready for Prime Time”

11L/13L
Outstanding Power Characteristics

Competitor A Competitor C Competitor D Competitor B
Designed for
Payload
Best-in-Class
Fuel Usage @ Idle
0
0.1
0.2
0.3
0.4
0.5
0.6
MaxxForce 13 Competitor A

Class 8 Expected Engine and Manufacturer Layout
We believe EGR is the best path for customers
Navistar engine will be the most “tested” engine available
Increased vertical integration
We believe SCR is a stranded technology

Engines 2007 2010
MaxxForce 11L/13L EGR EGR
Cummins ISM EGR N/A
MBE 4000 EGR N/A
Cat C13 EGR N/A
Cummins 13L SCR
PACCAR/DAF 12.9L SCR
DD13 SCR
Volvo/Mack D13/MP8 EGR SCR
Volvo/Mack D11/MP7 EGR SCR
Series 60 EGR N/A
Cat C15 EGR N/A
Cummins ISX EGR SCR
Volvo D16/MP10 EGR SCR
DD15 EGR SCR
DD16, post 2010 SCR

EGR (Simplicity) vs. SCR (Complexity)
Making Life Easier For Our Customers

EGR SCR
What changes in 2010 for the customer?
•Fuel economy – neutrality
•Lower operating costs vs. SCR
•No urea required
•No additional hardware
•No payload penalty
•No additional training
•No urea delivery infrastructure required
•Fuel economy – slight benefit in certain
applications
•Urea required – offsets fuel economy benefit
•Higher operating costs than EGR
•Additional hardware
•Payload penalty
•Additional training
•Urea delivery infrastructure required

All About Urea
Do not fill into the diesel fuel tank!
Position of the vehicle’s
AdBlue® filler neck may vary.
Product information
•Store between 23
F (-5 C) and 68 F
(20 C)
•Protect against direct sunlight
•Empty bottle completely into the tank
•Avoid contamination while filling
•Avoid ongoing storage in the vehicle
•Dispose bottle after 2 years from the
production date
•Do not mix with other substances
•Use or store only as directed
•Keep out of the reach of children and
animals
•Avoid contact with skin and eyes
•Avoid inhalation or ingestion of the
solution and any dried residue

Label on back of bottle
$19.05
½ Gallon Bottle

SCR on a Typical Vehicle:  Refuse Vocation
Urea Tank and Vertical Exhaust
Note:  Yellow highlight denotes SCR part and component, size, and location requirements
Refuse application – potential issues
• Body may move rearward
• Wheel base growth
• Weight distribution
• Arm interference with exhaust
• Pivot arm position relative to cab
Routing challenges
•OBD sensors
•Urea heater
•Hoses
Significant WB impacts
•AT module
•Urea tank
•Controls
•Weight distribution
• -
Adds ~ 400lbs
•Lower payload
•Weight distribution

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
ProStar
TM
MaxxForce
TM
Big Bore 11L / 13L
Scale
Strategic partnerships
Mahindra International
South America
CAT
Global sourcing
Performance on track / volume /
dollar weakness
Overall goal is to continuously
seek the needed quality at the
best price
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Postretirement
Labor Operating Efficiencies Materials

Profitable Growth
Future
Mexico & Export
Increase export
market share
Military
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Commercial Bus
Industry ranges
from 9K – 13K
CF and Conventional Class 4/5
Industry ranges
from 20K – 30K
Industry ranges
from 45K – 60K
Industry ranges
from 35K – 45K
Workhorse Cl 3-7
Launched

Military – Portfolio of Platforms 19

Military Opportunities
• 2009 military orders are ~ $2 billion, which includes $500 million of military parts orders
• Foreign military opportunities identified in over 20 countries
– Netherlands
– United Kingdom
– Romania
– Saudi Arabia
– Australia
– Polish Land Force MTV
• Navistar Defense – contract manufacturer (FMTV, MRAP
reset/recap)
• Contract logistic support / integrated logistic support revenue streams

- Canada
- Turkey
- Mexico
- Taiwan
- UAE

2013 Projected Global Truck Market
Note: Includes Medium and Heavy Trucks >6T only Source: JD Power; External Research Analysis
South Africa
China
Russia
Mercosur
Other
LA
Mexico
Middle
East
North
America
Australia
Turkey
India

Dealer Distribution Network-Rest of World CONFIDENTIAL and Proprietary to Navistar 22

• Commercial growth
India and exports
- New full line Class 4-8 in
development
- New plant for trucks and
engines in 2009
- 2011 target volume 40,000
units/year (market 400,000
Class 3-8)

Profitable Growth
Continued Focus on Global Growth
• CAT JV
• Commercial Bus
• Russia
• China
• Australia
• Grow existing markets
-Latin America
-South Africa
-Middle East
• Dedicated dealers in all
key markets
Rest of World-Truck
India
Rest of World-Engine
• Russia
• India
• China
• Grow existing
markets
-Latin America
-South America

North America Commercial Bus
Aerodynamics
Fuel Economy
Customer Relationship
Safety

IC Bus utilizes the extensive
aerodynamic design capabilities within
Navistar®.  The corporation’s latest
highway tractor is 7% more fuel-
efficient than the competition, and
similar improvements are expected for
our motorcoach.
The MaxxForce™ 13 is a quiet, fuel-efficient 13 liter
engine designed to meet 2010  emissions without
added weight, without increased mechanical
complexity and without adding urea.
We know passenger safety is important, and potential
federal regulations could lead to big changes.  IC Bus has a long history of protecting passengers, and we’re well
equipped to meet future legislation.
Parts/Service Network
IC Bus, LLC, is part of the Navistar family of companies.  We’re the largest manufacturer of school buses and a leader in
commercial buses for shuttle and transit applications.
Specifications, descriptions, and illustrative material in this literature are as accurate as known at the time of publication, but are subject to change without notice.  Illustrations may include optional equipment and accessories, and may not include all standard equipment.  IC Bus and the IC Bus
Shield are registered trademarks of IC Bus, LLC
©2008 IC Bus, LLC, Warrenville, IL 60555 AD48AD06011

Controlling our Destiny
Class 8 Market Share
Military
MaxxForce
TM
11L / 13L
Expansionary Growth
CAT JV
China
Mahindra JV
American LaFrance
MWM Engine Platforms
Parts growth
EGR versus SCR
Commodities

2009 / 2010+
Note: Navistar intends to update 2009 Guidance on the 4Q 2008 conference call. Navistar’s fiscal year is 11/1 – 10/31.
Former
industry
thinking
Current
industry
thinking

Financial Information
Consolidated Revenues ($ in billions)
FY 2006 $14B
Manufacturing Segment Profit ($ in millions)
FY 2006 $838
FY 2008
$1,050 - $1,100
Diluted Earnings Per Share
U.S. & Canada Class 6-8 Retail Industry

FY 2008 $~15B
FY 2006 $4.12
FY 2008
$6.35 - $7.45
*
*
* Charts reflect midpoint of Guidance
Former
industry
thinking
Current
industry
thinking

Parts

Parts
Leveraging What We Have and What Others Have Built
Our product is customer service
Provides year-over-year growth
Global sourcing
Integrated execution
Worldwide scale – Truck and Engine
Grow with Navistar Truck & Engine
Vehicle uptime to sell more trucks
Double digit segment margins
Great Products
Competitive Cost Structure
Profitable Growth

U.S. & Canada Parts Landscape

Source: MacKay
•
FY 2006 Peak Industry FY 2008
Trough Industry
• Lower Truck Production – Fewer
Vehicles to Service
•
Lower New Production
–
Fewer Vehicles to service
–
Average Age Increases
• Class 8 Truck Utilization Down –
2007: 87.4% vs. 2008: 84.1%
•
Parts Cycle – Typically 42
months lag from production

High Competition for Share

•
High competition for share
•
Buying pattern is different for new
versus used owners
•
As trucks age, customers leave the
truck dealers
Class 5 = 5.1 Yrs
Class 6 = 6.7 Yrs
Class 7 = 7.4 Yrs
Class 8 = 6.2 Yrs
2007 New Trucks (0-6 Yrs)
50% of Population
2007 Used Trucks (7-15 Yrs)
50% of Population
Source: MacKay Source: MacKay
Source: MacKay
6%
9%
44%
29%
7%
5%
6%
13%
41%
28%
7%
5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Auto Parts Independent
Garage
OEM HDD/
Specialist
Engine
Distributor
Other
2002 2007
Truck Dealers,
46%
HDD/Specialist,
27%
Independent
Garage, 9%
Engine
Distributors, 8%
Other, 6%
Auto Parts, 4%
Truck Dealers,
35%
HDD/Specialist,
28%
Independent
Garage, 19%
Engine
Distributors, 5%
Other, 5%
Auto Parts, 8%

U.S. and Canada 6-8 Parts Industry Landscape
2008 U.S. and Canada
Wholesale Share
2013 U.S. and Canada
Wholesale Share
New Proprietary Products
•MaxxForce™
11L / 13L
•Only source
New Markets and Products
Customer Uptime-Leverage Our Strengths
•Product reliability
•Accessibility and capabilities of repair
facilities and personnel
•Parts availability
•Proper maintenance and repairs by the
owner
Truck OEM’s
41%
Rest of
Industry
59%
Truck OEM’s
44%
Rest of
Industry
56%
Controlling our Destiny

32
Customer Purchase Decisions

Maximum vehicle “uptime”
Accessibility to parts and
service
Value
Technical expertise
New and used owner requirements are identical:  difference is in importance of value
Used owners perception:  OEM dealers services to be higher cost
Relationships still play a key role in purchase decisions
Trust and confidence just as important
Customer Needs:

Dealer Distribution Network

Superior Customer Experience
Large Parts and Service Footprint
Leveraging Capabilities
New Opportunities
Largest Distribution Network
Largest Distribution Network
Innovative Customer Solutions
Innovative Customer Solutions

Parts Profitable Growth –
Double Digit Segment Margins
Future
Increase export
market share
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Industry ranges
from 9K – 13K
Industry ranges
from 20K – 30K
Industry ranges
from 45K – 60K
Industry ranges
from 35K – 45K
Launched
Workhorse Cl 3-7 CF and Conventional Class 4/5 Commercial Bus Military Mexico & Export

35 Military Parts Business Customer experience Leverage our capabilities Full offering – parts, kits, remanufacturing, services

Maintain best operational readiness scores
Leverage commercial solutions: provide an advantage
Anticipate needs and build confidence
Support through a 25+ year vehicle life cycle:  all wheeled
vehicles
Military –
Customer Experience:
Mission Readiness

Global Parts Opportunities
•
U.S. & Canada Class
6-8 truck industry
ranges from 230,000
to 455,000 annually
•
Rest of world truck
industry opportunity
is > 1,000,000
•
Parts revenue
opportunity is
substantial

Parts Delivers Non-Cyclical Results
Great Products Provides year-over-year growth
Competitive Cost Structure Worldwide scale –Truck and Engine
Profitable Growth Double digit segment margin
Success Drivers:

Parts Delivers Non-Cyclical Results 39 FY 2008 Parts Sales FY 2013 Parts Sales Growth & Diversification FY 2008 Fcst ~$1.85 Billion sales FY 2013 Goal $3.0 Billion sales

Parts
Leveraging What We Have and What Others Have Built
Our product is customer service
Provides year-over-year growth
Global sourcing
Integrated execution
Worldwide scale – Truck and Engine
Grow with Navistar Truck & Engine
Vehicle uptime to sell more trucks
Double digit segment margins
Great Products
Competitive Cost Structure
Profitable Growth

Summary
• Strategic direction of corporation and actions are on track
• 2009 and 2010 industry uncertain
• Actions to offset include:
– Products (market share)
• Fuel economy
• LoneStar
®
/ProStar
™
/WorkStar
™
• EGR vs. SCR
– Cost
• Accelerate sourcing/design cost take out
• Manufacturing
• SG&A
– Growth (additional)
• CAT Impact
• Diesels - Rest of World
• Commercial bus

• China
• Military
• LCOE and Waste segment of market
• Parts

Opening Bell at NYSE – October 15, 2008 42

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for,
U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
Based on
414,500
Industry
FY 2006
($ Billions)
FY 2007
($ Billions)
FY 2008
($ Billions)
As Reported As Reported As Reported As Reported
Revenues $14 $12 $9.1 $10.9
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $1,050 $1,100 $323 $837
Corporate Items ($398) ($431) ($385) ($375) ($423) ($313) ($289) ($265)
Interest Expense ($192) ($196) ($150) ($140) ($177) ($157) ($147) ($114)
Financial Services Profit $147 $128 $10 $25 $100 $140 $124 ($7)
Sub total - Below the line range: ($443) ($499) ($525) ($490) ($500) ($330) ($312) ($386)
Consolidated Income Before Income Tax $395 ($73) $525 $610 $1,100 $1,270 $11 $451
Taxes Benefit (Expense) ($94) ($47) ($58) ($62) ($28) ($17)
Net Income (Loss) $301 ($120) $467 $548 ($17) $434
Diluted EPS $4.12 ($1.70) $6.35 $7.45 ($0.24) $5.92
Memo - Professional fees included above in
corporate items: ($70) ($224) ($160) ($140) ($30) ($20) ($136) ($129)
2008 Full year estimate number of diluted shares 73.5 Million
$1,600
$15+
FY 2009
($ Billions)
($Millions)
SEC Regulation G
FY 2008
($ Billions)
($Millions)
~$15
Full Year
FY 2007
($ Billions)
Guidance Goal
9 months ended July 31
*Navistar intends to update on 4Q08 earnings call
*
This guidance excludes non-recurring charges associated with any loss of,  or a significant   reduction in, business from Ford or the early termination or non-renewal of our agreement with Ford.
Management is currently reviewing these matters. See Item 1A Risk Factors of the 3 rd
quarter Form 10-Q for more information with respect to Ford.